EXHIBIT 99.2

HOME PROPERTIES, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
FOURTH QUARTER 2008

Fourth Quarter 2008						4Q '08 versus 4Q '07
						% Growth
	# of	Date	4Q '08	4Q '08	Year Ago	Rental	Total	Total	Total	4Q '08
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates(1)	Revenue	Expense	NOI	% Co. NOI
Baltimore Region
Bonnie Ridge	960	7/1/1999	$1,094	92.0%	95.6%	6.3%	4.5%	13.4%	-1.2%
Canterbury Apartments	618	7/16/1999	$935	95.8%	93.2%	1.1%	8.6%	5.8%	10.4%
Country Village	344	4/30/1998	$892	94.6%	95.0%	1.6%	4.7%	2.9%	6.0%
Dunfield Townhomes	312	11/1/2007	$1,066	95.7%	n/a	n/a	n/a	n/a	n/a
Falcon Crest	396	7/16/1999	$977	92.3%	91.1%	0.6%	6.0%	2.5%	8.2%
Fox Hall Apartments	720	3/29/2007	$839	90.5%	96.0%	-0.8%	-0.5%	1.7%	-2.4%
Gateway Village	132	7/16/1999	$1,280	96.0%	97.2%	1.5%	1.1%	3.8%	-0.2%
Heritage Woods	164	10/4/2006	$1,030	96.0%	96.8%	4.6%	4.1%	8.7%	1.2%
Mill Towne Village Apts	384	5/31/2001	$861	94.0%	93.3%	1.0%	7.3%	4.3%	9.4%
Morningside Heights	1,050	4/30/1998	$876	92.6%	93.3%	1.9%	1.9%	8.6%	-2.0%
Owings Run	504	7/16/1999	$1,192	96.3%	94.3%	3.2%	4.7%	4.8%	4.6%
Ridgeview at Wakefield Valley	204	1/13/2005	$1,182	93.7%	95.1%	5.9%	6.4%	2.4%	9.2%
Saddle Brooke Apartments	468	10/29/2008	$1,041	92.7%	n/a	n/a	n/a	n/a	n/a
Selford Townhomes	102	7/16/1999	$1,322	90.0%	94.8%	2.8%	0.4%	4.4%	-1.4%
The Coves at Chesapeake	469	11/20/2006	$1,198	91.6%	92.8%	2.3%	2.0%	2.1%	1.9%
Timbercroft Townhomes	284	7/16/1999	$863	99.1%	98.1%	3.3%	3.0%	21.6%	-6.6%
Top Field	156	10/4/2006	$1,189	95.9%	97.6%	6.7%	8.9%	15.4%	5.5%
Village Square Townhomes	370	7/16/1999	$1,145	94.9%	96.3%	1.8%	3.9%	4.7%	3.5%
Woodholme Manor	177	3/31/2001	$855	95.5%	95.9%	3.5%	2.2%	2.4%	2.1%
Total Baltimore Region	7,814		$1,006	93.7%	94.6%	2.6%	3.9%	6.5%	2.3%	19.6%

Boston Region
Gardencrest	696	6/28/2002	$1,499	96.8%	96.1%	4.3%	6.1%	-7.8%	16.2%
Highland House	172	5/31/2006	$1,138	96.8%	95.5%	0.4%	-0.5%	6.9%	-6.2%
Liberty Place	107	6/6/2006	$1,413	95.5%	92.5%	-0.1%	3.2%	0.8%	5.0%
Stone Ends	280	2/12/2003	$1,239	94.9%	95.2%	1.7%	1.8%	-5.7%	7.1%
The Heights at Marlborough	348	9/7/2006	$1,178	94.6%	95.5%	0.9%	-0.4%	-4.6%	3.0%
The Meadows at Marlborough	264	9/7/2006	$1,143	96.8%	96.9%	0.3%	0.3%	12.9%	-9.3%
The Townhomes of Beverly	204	2/15/2007	$1,462	91.7%	93.4%	2.0%	-0.7%	-6.6%	4.2%
The Village at Marshfield	276	3/17/2004	$1,165	93.2%	95.9%	1.3%	-1.6%	9.2%	-7.4%
Westwoods	35	4/30/2007	$1,281	97.0%	90.3%	4.7%	5.9%	-7.3%	19.2%
Total Boston Region	2,382		$1,307	95.4%	95.4%	2.2%	2.1%	-2.0%	5.2%	7.4%

Chicago Region
Blackhawk	371	10/20/2000	$895	95.8%	96.8%	2.2%	0.9%	41.1%	-28.8%
Courtyards Village	224	8/29/2001	$842	95.5%	98.5%	3.9%	1.1%	25.5%	-18.2%
Cypress Place	192	12/27/2000	$956	96.7%	96.9%	2.3%	4.1%	31.6%	-18.3%
The Colony	783	9/1/1999	$898	97.2%	97.9%	2.1%	0.0%	82.5%	-32.3%
The New Colonies	672	6/23/1998	$729	95.3%	94.8%	1.0%	2.9%	4.6%	1.0%
Total Chicago Region	2,242		$846	96.2%	96.8%	2.0%	1.4%	37.1%	-22.2%	3.7%

Florida Region
The Hamptons	668	7/7/2004	$1,025	95.2%	93.3%	-1.8%	-0.6%	1.3%	-2.5%
Vinings at Hampton Village	168	7/7/2004	$1,132	95.5%	94.4%	-0.8%	0.3%	5.7%	-5.0%
Total Florida Region	836		$1,047	95.3%	93.5%	-1.6%	-0.4%	2.2%	-3.0%	1.8%

Hudson Valley Region
Lakeshore Villas	152	7/17/1996	$1,047	95.9%	92.6%	-0.8%	5.4%	10.3%	0.3%
Sunset Gardens	217	7/17/1996	$927	93.1%	94.5%	0.1%	2.0%	-0.7%	4.9%
Total Hudson Valley Region	369		$976	94.3%	93.7%	-0.3%	3.4%	3.9%	2.9%	0.7%

Long Island, NY Region
Bayview / Colonial	160	11/1/2000	$1,194	97.2%	93.3%	-1.1%	2.2%	-15.1%	25.4%
Cambridge Village	82	3/1/2002	$1,658	96.8%	93.6%	2.5%	6.2%	7.3%	5.1%
Devonshire Hills	297	7/16/2001	$1,683	96.3%	95.0%	-1.4%	-1.3%	7.1%	-5.5%
Hawthorne Court	434	4/4/2002	$1,392	95.3%	94.0%	0.0%	5.2%	-16.0%	27.5%
Heritage Square	80	4/4/2002	$1,677	98.1%	97.0%	2.9%	4.2%	1.4%	6.5%
Holiday Square	144	5/31/2002	$1,162	96.7%	96.7%	2.7%	3.1%	13.9%	-4.0%
Lake Grove Apartments	368	2/3/1997	$1,414	96.4%	95.4%	1.2%	-0.5%	7.0%	-5.6%
Mid- Island Estates	232	7/1/1997	$1,305	97.5%	97.0%	-0.2%	0.3%	9.7%	-7.2%
Sayville Commons	342	7/15/2005	$1,516	96.9%	97.1%	1.9%	3.0%	5.4%	1.5%
South Bay Manor	61	9/11/2000	$1,632	96.7%	93.8%	1.5%	7.5%	2.0%	12.5%
Southern Meadows	452	6/29/2001	$1,368	96.9%	97.4%	2.2%	4.9%	7.2%	3.1%
Stratford Greens	359	3/1/2002	$1,456	94.9%	96.4%	1.9%	-1.3%	0.0%	-2.2%
Westwood Village Apts	242	3/1/2002	$2,376	96.6%	94.5%	5.1%	8.1%	3.1%	11.9%
Woodmont Village Apts	96	3/1/2002	$1,332	94.1%	94.5%	0.1%	-4.7%	21.0%	-19.1%
Yorkshire Village Apts	40	3/1/2002	$1,762	96.8%	96.9%	5.4%	1.5%	-4.5%	7.8%
Total Long Island Region	3,389		$1,501	96.4%	95.6%	1.5%	2.6%	1.7%	3.3%	12.1%

Maine Region
Liberty Commons	120	8/30/2006	$1,207	98.0%	95.5%	4.0%	5.2%	0.8%	7.5%
Redbank Village	500	7/7/1998	$862	94.3%	95.9%	4.2%	1.4%	16.4%	-9.2%
Total Maine Region	620		$929	95.2%	95.8%	4.1%	2.4%	13.0%	-4.6%	1.3%

New Jersey Region
Barrington Gardens	148	3/1/2005	$1,106	93.4%	93.9%	9.9%	5.1%	7.6%	2.7%
Chatham Hill Apartments	308	1/30/2004	$1,728	93.7%	96.3%	3.2%	0.1%	6.0%	-3.0%
East Hill Gardens	33	7/7/1998	$1,493	90.1%	91.4%	-1.2%	-1.9%	11.5%	-10.0%
Hackensack Gardens	198	3/1/2005	$1,029	96.2%	94.0%	5.7%	10.6%	-60.2%	137.9%
Jacob Ford Village	270	2/15/2007	$1,106	96.6%	95.1%	4.0%	2.3%	3.9%	0.6%
Lakeview	106	7/7/1998	$1,347	94.5%	96.3%	0.8%	0.6%	13.2%	-8.7%
Northwood Apartments	134	1/30/2004	$1,317	97.1%	94.3%	2.4%	6.0%	-7.3%	23.4%
Oak Manor	77	7/7/1998	$1,793	95.4%	90.7%	0.8%	5.1%	21.0%	-4.8%
Pleasant View	1,142	7/7/1998	$1,154	94.3%	94.1%	1.0%	1.5%	8.2%	-3.9%
Pleasure Bay	270	7/7/1998	$1,076	92.6%	91.1%	-1.0%	1.9%	0.7%	3.3%
Regency Club	372	9/24/2004	$1,141	96.4%	96.8%	2.1%	-0.1%	4.0%	-3.8%
Royal Gardens Apartments	550	5/28/1997	$1,226	96.8%	95.5%	1.2%	2.6%	8.2%	-2.1%
Wayne Village	275	7/7/1998	$1,392	97.9%	97.1%	1.9%	2.1%	-2.3%	5.0%
Windsor Realty	67	7/7/1998	$1,210	94.8%	97.0%	2.7%	-2.5%	42.0%	-22.5%
Total New Jersey Region	3,950		$1,234	95.2%	94.9%	2.0%	2.1%	2.4%	1.8%	11.0%

Philadelphia Region
Beechwood Gardens	160	7/7/1998	$829	89.1%	95.9%	0.3%	-3.9%	0.5%	-8.9%
Castle Club	158	3/15/2000	$951	95.1%	90.0%	2.2%	9.8%	8.9%	10.8%
Chesterfield	247	9/23/1997	$922	97.6%	96.6%	3.2%	8.7%	0.7%	17.4%
Curren Terrace	318	9/23/1997	$893	95.2%	91.7%	-2.9%	0.4%	4.1%	-3.4%
Glen Brook	174	7/28/1999	$824	95.6%	90.6%	1.2%	15.2%	-1.0%	44.0%
Glen Manor	174	9/23/1997	$808	95.6%	96.5%	1.0%	4.6%	5.4%	3.6%
Golf Club	399	3/15/2000	$1,080	94.2%	94.8%	5.2%	5.5%	7.8%	4.0%
Hill Brook Place	274	7/28/1999	$865	98.2%	89.7%	-2.9%	16.4%	0.8%	40.4%
Home Properties of Bryn Mawr	316	3/15/2000	$1,081	95.3%	93.6%	3.9%	6.4%	5.9%	6.8%
Home Properties of Devon	631	3/15/2000	$1,117	92.5%	94.2%	1.7%	1.0%	3.5%	-0.9%
Home Properties of Newark	432	7/16/1999	$882	93.7%	94.0%	2.4%	4.3%	4.6%	4.0%
New Orleans Park	442	7/28/1999	$867	95.0%	93.2%	0.7%	8.3%	5.1%	12.0%
Racquet Club	466	7/7/1998	$1,035	96.0%	96.0%	1.3%	2.4%	-2.6%	6.5%
Racquet Club South	103	5/27/1999	$906	94.4%	95.3%	3.8%	6.5%	10.3%	2.7%
Ridley Brook	244	7/28/1999	$913	96.9%	91.6%	1.8%	5.3%	0.8%	11.2%
Sherry Lake	298	7/23/1998	$1,192	95.1%	90.7%	1.9%	8.8%	6.8%	10.1%
The Brooke at Peachtree Village	146	8/15/2005	$1,121	94.4%	95.5%	2.8%	-0.8%	9.8%	-8.0%
The Landings	384	11/25/1996	$1,000	95.2%	94.9%	2.6%	-0.5%	10.2%	-8.0%
Trexler Park	250	3/15/2000	$1,072	92.7%	91.2%	3.4%	10.5%	3.9%	16.2%
Trexler Park West	216	8/15/2008	$1,245	94.0%	n/a	n/a	n/a	n/a	n/a
William Henry	363	3/15/2000	$1,138	93.2%	95.0%	3.3%	-4.8%	7.8%	-14.2%
Total Philadelphia Region	6,195		$1,002	94.6%	93.7%	1.9%	4.4%	4.3%	4.4%	14.6%

Washington DC Region
Braddock Lee	255	3/16/1998	$1,278	96.8%	97.1%	2.5%	2.5%	1.3%	3.3%
Cider Mill	864	9/27/2002	$1,109	94.1%	95.1%	3.2%	7.6%	10.3%	5.5%
Cinnamon Run	511	12/28/2005	$1,189	95.5%	97.1%	2.5%	0.9%	5.6%	-1.4%
East Meadow	150	8/1/2000	$1,309	95.2%	96.4%	-0.6%	1.3%	8.8%	-3.1%
Elmwood Terrace	504	6/30/2000	$922	96.1%	92.8%	3.0%	6.4%	6.9%	5.9%
Falkland Chase	450	9/10/2003	$1,381	91.7%	93.1%	4.5%	3.9%	-0.9%	6.8%
Mount Vernon Square	1,387	12/27/2006	$1,201	93.9%	94.9%	4.8%	7.3%	13.5%	3.9%
Orleans Village	851	11/16/2000	$1,320	94.7%	94.2%	2.7%	4.9%	8.6%	2.3%
Park Shirlington	294	3/16/1998	$1,291	95.4%	96.5%	5.7%	3.8%	6.7%	1.7%
Peppertree Farm	879	12/28/2005	$1,164	94.5%	89.4%	3.0%	12.0%	4.3%	17.6%
Seminary Hill	296	7/1/1999	$1,267	96.5%	90.6%	4.6%	11.4%	2.2%	20.3%
Seminary Towers	541	7/1/1999	$1,301	94.1%	93.5%	4.2%	5.4%	4.3%	6.3%
Tamarron Apartments	132	7/16/1999	$1,473	94.6%	96.6%	4.2%	4.6%	11.3%	1.3%
The Apts at Wellington Trace	240	3/2/2004	$1,287	96.0%	94.2%	2.2%	6.8%	16.3%	2.5%
The Manor - MD	435	8/31/2001	$1,215	91.5%	92.2%	6.6%	6.0%	2.6%	8.5%
The Manor - VA	198	2/19/1999	$1,043	95.5%	95.8%	3.8%	5.3%	8.7%	2.4%
The Sycamores	185	12/16/2002	$1,363	96.2%	97.8%	1.4%	0.6%	4.6%	-1.6%
Virginia Village	344	5/31/2001	$1,250	96.3%	93.6%	2.4%	6.2%	-0.5%	12.0%
West Springfield	244	11/18/2002	$1,451	94.9%	94.6%	3.1%	6.7%	5.4%	7.3%
Westchester West	345	12/30/2008	$1,334	94.1%	n/a	n/a	n/a	n/a	n/a
Woodleaf Apartments	228	3/19/2004	$1,189	91.9%	95.5%	6.6%	1.6%	5.6%	-0.6%
Total Washington DC Region	9,333		$1,223	94.5%	94.1%	3.7%	6.0%	6.7%	5.6%	27.7%

TOTAL OWNED PORTFOLIO	37,130		$1,138	94.8%	n/a	n/a	n/a	n/a	n/a	100.0%
TOTAL CORE PORTFOLIO	34,560		$1,145	94.9%	94.6%	2.5%	3.9%	6.0%	2.4%

(1)  Reflects net change in base rental rates before utility reimbursements and economic occupancy changes.

December YTD						YTD '08 versus YTD '07
						% Growth
	# of	Date	YTD '08	YTD '08	Year Ago	Rental	Total	Total	Total	YTD '08
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates(1)	Revenue	Expense	NOI	% Co. NOI
Baltimore Region
Bonnie Ridge	960	7/1/1999	$1,063	93.1%	93.8%	3.0%	4.0%	2.2%	5.1%
Canterbury Apartments	618	7/16/1999	$934	94.1%	95.4%	3.4%	3.6%	3.6%	3.7%
Country Village	344	4/30/1998	$894	94.8%	95.3%	4.0%	3.8%	0.8%	6.2%
Dunfield Townhomes	312	11/1/2007	$1,057	94.4%	n/a	n/a	n/a	n/a	n/a
Falcon Crest	396	7/16/1999	$973	92.7%	91.6%	1.3%	3.5%	-4.6%	8.5%
Fox Hall Apartments	720	3/29/2007	$840	92.6%	n/a	n/a	n/a	n/a	n/a
Gateway Village	132	7/16/1999	$1,272	96.0%	96.7%	2.7%	2.1%	3.6%	1.3%
Heritage Woods	164	10/4/2006	$1,021	95.6%	97.2%	7.3%	9.0%	-2.1%	17.3%
Mill Towne Village Apts	384	5/31/2001	$862	94.4%	94.5%	2.5%	4.6%	2.1%	6.4%
Morningside Heights	1,050	4/30/1998	$875	92.6%	94.2%	2.7%	-0.1%	2.5%	-1.6%
Owings Run	504	7/16/1999	$1,180	95.6%	95.1%	3.2%	4.4%	2.3%	5.5%
Ridgeview at Wakefield Valley	204	1/13/2005	$1,155	94.5%	95.8%	7.0%	6.8%	4.2%	8.6%
Saddle Brooke Apartments	468	10/29/2008	$1,041	92.7%	n/a	n/a	n/a	n/a	n/a
Selford Townhomes	102	7/16/1999	$1,300	92.0%	95.5%	2.6%	-1.1%	2.2%	-2.7%
The Coves at Chesapeake	469	11/20/2006	$1,200	90.7%	92.0%	4.0%	3.5%	-3.2%	7.9%
Timbercroft Townhomes	284	7/16/1999	$851	99.1%	98.9%	3.3%	2.5%	11.2%	-2.4%
Top Field	156	10/4/2006	$1,158	95.8%	96.9%	7.0%	9.3%	3.3%	12.7%
Village Square Townhomes	370	7/16/1999	$1,151	94.7%	95.9%	3.4%	1.3%	4.7%	-0.3%
Woodholme Manor	177	3/31/2001	$847	94.0%	95.1%	3.6%	2.7%	7.9%	-1.5%
Total Baltimore Region	7,814		$998	93.8%	94.6%	3.4%	3.3%	2.1%	4.0%	18.8%

Boston Region
Gardencrest	696	6/28/2002	$1,478	96.1%	95.9%	4.1%	5.1%	-3.7%	11.4%
Highland House	172	5/31/2006	$1,140	96.5%	95.7%	2.0%	2.7%	2.6%	2.9%
Liberty Place	107	6/6/2006	$1,398	95.3%	93.4%	0.1%	1.0%	1.7%	0.5%
Stone Ends	280	2/12/2003	$1,231	94.9%	95.3%	0.3%	1.3%	-1.5%	3.0%
The Heights at Marlborough	348	9/7/2006	$1,156	95.8%	94.9%	-1.6%	-2.5%	2.1%	-5.7%
The Meadows at Marlborough	264	9/7/2006	$1,142	96.5%	94.6%	-0.2%	2.3%	-5.5%	9.8%
The Townhomes of Beverly	204	2/15/2007	$1,444	94.2%	n/a	n/a	n/a	n/a	n/a
The Village at Marshfield	276	3/17/2004	$1,164	94.1%	95.9%	2.1%	1.3%	-1.4%	2.9%
Westwoods	35	4/30/2007	$1,245	96.9%	n/a	n/a	n/a	n/a	n/a
Total Boston Region	2,382		$1,294	95.6%	95.4%	1.7%	2.3%	-1.8%	5.2%	7.4%

Chicago Region
Blackhawk	371	10/20/2000	$889	95.7%	96.2%	3.2%	2.9%	14.2%	-9.2%
Courtyards Village	224	8/29/2001	$828	97.3%	97.8%	4.1%	4.1%	8.2%	0.1%
Cypress Place	192	12/27/2000	$951	97.2%	97.9%	3.6%	4.6%	10.9%	-2.3%
The Colony	783	9/1/1999	$896	97.1%	97.8%	5.0%	3.2%	10.3%	-2.7%
The New Colonies	672	6/23/1998	$723	95.6%	95.8%	1.7%	2.3%	6.1%	-1.1%
Total Chicago Region	2,242		$841	96.5%	97.0%	3.6%	3.1%	9.8%	-3.0%	3.9%

Florida Region
The Hamptons	668	7/7/2004	$1,035	94.6%	95.0%	0.0%	-0.8%	2.8%	-4.2%
Vinings at Hampton Village	168	7/7/2004	$1,143	94.3%	95.7%	1.2%	-1.6%	7.8%	-10.6%
Total Florida Region	836		$1,057	94.6%	95.1%	0.3%	-1.0%	3.9%	-5.6%	1.8%

Hudson Valley Region
Lakeshore Villas	152	7/17/1996	$1,054	94.5%	95.6%	1.2%	1.2%	2.9%	-0.4%
Sunset Gardens	217	7/17/1996	$940	93.2%	97.0%	3.2%	0.3%	1.8%	-1.1%
Total Hudson Valley Region	369		$987	93.7%	96.4%	2.3%	0.7%	2.3%	-0.8%	0.8%

Long Island, NY Region
Bayview / Colonial	160	11/1/2000	$1,190	95.3%	94.5%	-1.0%	0.4%	-1.4%	2.1%
Cambridge Village	82	3/1/2002	$1,643	98.0%	95.6%	2.5%	5.1%	4.2%	5.9%
Devonshire Hills	297	7/16/2001	$1,697	96.7%	95.7%	-1.0%	-0.7%	3.1%	-2.6%
Hawthorne Court	434	4/4/2002	$1,393	96.2%	94.2%	1.4%	4.8%	-2.6%	12.3%
Heritage Square	80	4/4/2002	$1,661	97.3%	96.6%	3.7%	4.8%	0.3%	8.8%
Holiday Square	144	5/31/2002	$1,160	96.7%	95.8%	2.6%	3.6%	5.1%	2.6%
Lake Grove Apartments	368	2/3/1997	$1,397	95.7%	94.9%	0.9%	0.9%	5.7%	-2.2%
Mid- Island Estates	232	7/1/1997	$1,313	96.2%	95.8%	1.1%	0.6%	1.4%	0.0%
Sayville Commons	342	7/15/2005	$1,509	95.4%	97.5%	3.1%	1.2%	2.6%	0.2%
South Bay Manor	61	9/11/2000	$1,630	94.2%	95.2%	3.6%	5.5%	6.3%	4.9%
Southern Meadows	452	6/29/2001	$1,358	95.4%	95.1%	1.6%	3.4%	5.3%	1.8%
Stratford Greens	359	3/1/2002	$1,446	96.1%	95.6%	2.3%	3.7%	5.3%	2.5%
Westwood Village Apts	242	3/1/2002	$2,316	97.1%	95.9%	4.0%	6.7%	4.0%	8.7%
Woodmont Village Apts	96	3/1/2002	$1,332	93.7%	94.6%	1.6%	-1.8%	5.4%	-5.9%
Yorkshire Village Apts	40	3/1/2002	$1,724	97.5%	96.6%	5.8%	7.3%	5.6%	8.9%
Total Long Island Region	3,389		$1,492	96.1%	95.5%	1.8%	2.8%	3.0%	2.7%	12.0%

Maine Region
Liberty Commons	120	8/30/2006	$1,178	96.7%	96.7%	3.4%	2.1%	7.0%	-0.2%
Redbank Village	500	7/7/1998	$849	94.9%	95.8%	3.3%	1.6%	8.8%	-3.6%
Total Maine Region	620		$913	95.3%	96.0%	3.3%	1.7%	8.4%	-2.7%	1.3%

New Jersey Region
Barrington Gardens	148	3/1/2005	$1,068	95.8%	94.6%	11.7%	10.6%	6.2%	14.6%
Chatham Hill Apartments	308	1/30/2004	$1,722	94.7%	94.1%	5.1%	5.7%	14.8%	1.4%
East Hill Gardens	33	7/7/1998	$1,500	95.3%	93.7%	0.1%	2.3%	2.3%	2.3%
Hackensack Gardens	198	3/1/2005	$1,014	93.9%	96.7%	7.3%	5.5%	-6.0%	18.9%
Jacob Ford Village	270	2/15/2007	$1,094	94.9%	n/a	n/a	n/a	n/a	n/a
Lakeview	106	7/7/1998	$1,345	96.2%	96.2%	2.5%	2.6%	8.6%	-1.7%
Northwood Apartments	134	1/30/2004	$1,311	95.2%	94.4%	4.3%	6.7%	0.4%	13.8%
Oak Manor	77	7/7/1998	$1,780	96.4%	95.4%	1.8%	2.7%	13.3%	-3.1%
Pleasant View	1,142	7/7/1998	$1,156	93.9%	94.1%	2.8%	2.9%	3.6%	2.4%
Pleasure Bay	270	7/7/1998	$1,077	93.1%	93.2%	-0.1%	0.6%	0.6%	0.6%
Regency Club	372	9/24/2004	$1,136	96.5%	95.6%	1.6%	2.0%	0.0%	3.9%
Royal Gardens Apartments	550	5/28/1997	$1,229	95.6%	93.7%	3.1%	5.6%	5.5%	5.7%
Wayne Village	275	7/7/1998	$1,383	96.2%	95.9%	3.3%	2.7%	0.2%	4.3%
Windsor Realty	67	7/7/1998	$1,194	95.5%	95.5%	3.6%	3.5%	12.2%	-2.4%
Total New Jersey Region	3,950		$1,230	94.9%	94.5%	3.3%	3.9%	4.0%	3.8%	11.5%

Philadelphia Region
Beechwood Gardens	160	7/7/1998	$826	94.5%	95.2%	-0.6%	1.2%	-2.2%	5.0%
Castle Club	158	3/15/2000	$947	94.1%	92.9%	2.0%	4.9%	6.6%	3.3%
Chesterfield	247	9/23/1997	$923	94.8%	94.7%	2.2%	3.4%	2.1%	4.7%
Curren Terrace	318	9/23/1997	$902	93.6%	94.2%	-1.3%	-2.8%	1.9%	-7.2%
Glen Brook	174	7/28/1999	$824	92.9%	93.1%	1.0%	4.7%	9.4%	-0.5%
Glen Manor	174	9/23/1997	$801	95.3%	95.6%	1.7%	3.7%	1.0%	6.7%
Golf Club	399	3/15/2000	$1,061	94.6%	94.6%	4.5%	3.0%	-0.7%	5.7%
Hill Brook Place	274	7/28/1999	$872	95.6%	93.6%	-1.0%	3.7%	1.9%	5.7%
Home Properties of Bryn Mawr	316	3/15/2000	$1,062	94.2%	93.0%	2.3%	4.4%	4.4%	4.4%
Home Properties of Devon	631	3/15/2000	$1,112	93.0%	95.4%	2.2%	0.4%	1.0%	-0.1%
Home Properties of Newark	432	7/16/1999	$876	94.3%	94.0%	2.1%	2.5%	2.3%	2.6%
New Orleans Park	442	7/28/1999	$862	94.7%	94.1%	1.4%	4.3%	3.1%	5.5%
Racquet Club	466	7/7/1998	$1,033	95.9%	95.8%	1.8%	1.8%	0.7%	2.6%
Racquet Club South	103	5/27/1999	$899	95.2%	95.4%	3.7%	4.7%	5.4%	4.1%
Ridley Brook	244	7/28/1999	$907	95.3%	94.4%	2.1%	2.9%	1.7%	4.1%
Sherry Lake	298	7/23/1998	$1,187	95.4%	91.6%	2.0%	6.0%	-0.9%	10.4%
The Brooke at Peachtree Village	146	8/15/2005	$1,106	96.2%	97.1%	3.8%	2.2%	1.6%	2.7%
The Landings	384	11/25/1996	$993	95.9%	95.7%	3.0%	2.0%	-0.9%	4.1%
Trexler Park	250	3/15/2000	$1,059	93.9%	91.6%	2.1%	4.2%	-5.9%	13.3%
Trexler Park West	216	8/15/2008	$1,234	91.8%	n/a	n/a	n/a	n/a	n/a
William Henry	363	3/15/2000	$1,123	95.0%	94.6%	3.9%	4.6%	9.5%	0.9%
Total Philadelphia Region	6,195		$987	94.6%	94.4%	2.1%	2.8%	1.9%	3.6%	14.9%

Washington DC Region
Braddock Lee	255	3/16/1998	$1,265	96.2%	96.0%	2.7%	2.5%	2.4%	2.6%
Cider Mill	864	9/27/2002	$1,095	95.4%	95.1%	2.8%	3.3%	9.1%	-0.8%
Cinnamon Run	511	12/28/2005	$1,176	96.4%	96.5%	2.9%	2.6%	10.2%	-0.6%
East Meadow	150	8/1/2000	$1,307	96.0%	95.3%	-0.6%	2.1%	4.6%	0.5%
Elmwood Terrace	504	6/30/2000	$912	93.9%	92.9%	3.6%	4.6%	4.9%	4.4%
Falkland Chase	450	9/10/2003	$1,359	93.3%	94.0%	5.1%	4.5%	0.2%	6.9%
Mount Vernon Square	1,387	12/27/2006	$1,174	95.2%	94.9%	3.7%	6.1%	5.7%	6.4%
Orleans Village	851	11/16/2000	$1,303	95.7%	92.8%	2.0%	6.3%	5.6%	6.7%
Park Shirlington	294	3/16/1998	$1,264	96.4%	96.2%	4.8%	5.6%	9.3%	3.1%
Peppertree Farm	879	12/28/2005	$1,148	93.7%	90.4%	3.5%	8.6%	8.6%	8.6%
Seminary Hill	296	7/1/1999	$1,235	96.5%	92.7%	2.9%	7.3%	3.1%	11.1%
Seminary Towers	541	7/1/1999	$1,284	94.8%	93.8%	3.5%	4.2%	4.7%	3.9%
Tamarron Apartments	132	7/16/1999	$1,453	94.8%	95.4%	4.0%	4.6%	7.7%	3.1%
The Apts at Wellington Trace	240	3/2/2004	$1,279	92.2%	93.7%	2.6%	1.0%	11.3%	-4.0%
The Manor - MD	435	8/31/2001	$1,183	91.8%	93.3%	5.1%	4.0%	1.4%	5.8%
The Manor - VA	198	2/19/1999	$1,040	95.6%	93.8%	5.1%	6.1%	8.3%	4.4%
The Sycamores	185	12/16/2002	$1,356	96.1%	96.3%	0.2%	-1.4%	3.1%	-3.8%
Virginia Village	344	5/31/2001	$1,235	97.2%	94.9%	1.4%	3.5%	-2.9%	8.8%
West Springfield	244	11/18/2002	$1,432	96.7%	96.3%	3.2%	5.3%	4.6%	5.5%
Westchester West	345	12/30/2008	$1,334	94.1%	n/a	n/a	n/a	n/a	n/a
Woodleaf Apartments	228	3/19/2004	$1,156	93.1%	94.6%	5.4%	2.2%	4.4%	0.9%
Total Washington DC Region	9,333		$1,204	95.0%	94.1%	3.3%	4.8%	5.4%	4.4%	27.6%

TOTAL OWNED PORTFOLIO	37,130		$1,129	94.9%	n/a	n/a	n/a	n/a	n/a	100.0%
TOTAL CORE PORTFOLIO	34,560		$1,135	95.0%	94.8%	2.7%	3.4%	3.6%	3.3%

(1)  Reflects net change in base rental rates before utility reimbursements and economic occupancy changes.

Physical Occupancy Comparison By Region - Core Properties

Sequential Comparison
Fourth Quarter 2008 vs. Third Quarter 2008

Region	% Units	4Q '08	3Q '08	Variance
Washington	26.0%	94.5%	94.9%	-0.4%
New Jersey, Long Island, Hudson Valley	21.5%	95.7%	95.7%	0.0%
Baltimore	18.3%	93.9%	93.7%	0.2%
Philadelphia	17.3%	94.6%	94.7%	-0.1%
Chicago	6.5%	96.3%	96.4%	-0.1%
Boston	6.2%	95.7%	96.0%	-0.3%
Florida	2.4%	95.3%	95.5%	-0.2%
Other	1.8%	95.2%	95.0%	0.2%
Total Core	100.0%	94.9%	95.1%	-0.2%

Year over Year Comparison
Fourth Quarter 2008 vs. Fourth Quarter 2007

Region	% Units	4Q '08	4Q '07	Variance
Washington	26.0%	94.5%	94.1%	0.4%
New Jersey, Long Island, Hudson Valley	21.5%	95.7%	95.2%	0.5%
Baltimore	18.3%	93.9%	94.5%	-0.6%
Philadelphia	17.3%	94.6%	93.7%	0.9%
Chicago	6.5%	96.3%	96.9%	-0.6%
Boston	6.2%	95.7%	95.7%	0.0%
Florida	2.4%	95.3%	93.5%	1.8%
Other	1.8%	95.2%	95.8%	-0.6%
Total Core	100.0%	94.9%	94.6%	0.3%

December vs. Quarter Comparison

Region	% Units	Dec '08	4Q '08	Variance
Washington	26.0%	94.9%	94.5%	0.4%
New Jersey, Long Island, Hudson Valley	21.5%	95.6%	95.7%	-0.1%
Baltimore	18.3%	93.3%	93.9%	-0.6%
Philadelphia	17.3%	93.9%	94.6%	-0.7%
Chicago	6.5%	95.5%	96.3%	-0.8%
Boston	6.2%	95.5%	95.7%	-0.2%
Florida	2.4%	94.2%	95.3%	-1.1%
Other	1.8%	93.9%	95.2%	-1.3%
Total Core	100.0%	94.7%	94.9%	-0.2%

Net Operating Results - Core Properties

Sequential Results
Fourth Quarter 2008 vs. Third Quarter 2008
		Base Rental	Total
Region	% Units	Revenues(1)	Revenues	Expenses	NOI
Washington	26.0%	0.5%	3.1%	4.8%	2.0%
New Jersey, Long Island, Hudson Valley	21.5%	-0.2%	1.2%	9.0%	-4.1%
Baltimore	18.3%	0.6%	2.3%	5.9%	0.1%
Philadelphia	17.3%	0.4%	3.4%	10.9%	-2.4%
Chicago	6.5%	-0.4%	0.4%	11.5%	-10.0%
Boston	6.2%	-0.3%	-0.1%	17.1%	-9.2%
Florida	2.4%	-3.0%	-2.3%	2.8%	-7.1%
Other	1.8%	0.8%	0.9%	0.1%	1.4%
Total Core	100.0%	0.1%	2.1%	8.0%	-2.0%

Year Over Year Results
Fourth Quarter 2008 vs. Fourth Quarter 2007
		Base Rental	Total
Region	% Units	Revenues(1)	Revenues	Expenses	NOI
Washington	26.0%	3.8%	6.0%	6.7%	5.6%
New Jersey, Long Island, Hudson Valley	21.5%	1.3%	2.4%	2.1%	2.6%
Baltimore	18.3%	2.8%	4.4%	7.1%	2.7%
Philadelphia	17.3%	2.9%	4.4%	4.3%	4.4%
Chicago	6.5%	0.7%	1.4%	37.1%	-22.2%
Boston	6.2%	1.8%	2.4%	-1.4%	5.1%
Florida	2.4%	-2.6%	-0.4%	2.2%	-3.0%
Other	1.8%	2.2%	2.2%	13.1%	-4.2%
Total Core	100.0%	2.4%	3.9%	6.0%	2.4%

(1)  Reflects net change in base rental revenues before utility reimbursements and economic occupancy changes.

Resident Statistics

Top Six Reasons for Moveouts - Owned Communities
	4Q '08	3Q '08	2Q '08	1Q '08	4Q '07	3Q '07	2Q '07	1Q '07	Year '08	Year '07	Year '06	Year '05

Employment related	15.60%	14.50%	15.20%	15.60%	16.00%	17.40%	15.70%	15.20%	15.20%	16.10%	15.60%	15.60%

Eviction/skip	15.10%	13.80%	13.00%	16.40%	16.20%	12.80%	12.70%	16.70%	14.60%	14.60%	14.20%	13.10%

Transfer w/in HP	14.20%	9.80%	8.20%	10.60%	10.50%	6.10%	8.10%	8.60%	10.70%	8.30%	8.20%	9.10%

Home purchase	11.70%	12.40%	12.60%	11.10%	13.70%	14.90%	16.60%	16.70%	12.00%	15.50%	18.50%	19.40%

Rent level	9.20%	9.60%	10.20%	9.10%	7.40%	7.40%	8.60%	8.60%	9.50%	8.00%	8.40%	9.20%

Location convenience/
apartment size	9.00%	10.00%	11.00%	11.00%	13.00%	14.10%	13.90%	13.80%	10.30%	13.70%	12.40%	12.80%

Traffic - Core					Turnover - Core
			Signed	Signed
	Traffic	Traffic	Leases	Leases
	4Q '08	Year '08	4Q '08	Year '08
	vs.	To	vs.	To
	4Q '07	Year '07	4Q '07	Year '07	4Q '08	4Q '07	Year '08	Year '07

Region
Baltimore	-8%	4%	-31%	-17%	9%	10%	43%	43%
Boston	-14%	14%	-43%	-25%	9%	9%	40%	43%
Chicago	-10%	9%	-10%	-6%	12%	9%	50%	45%
Florida	-20%	11%	-21%	-11%	12%	12%	47%	46%
Hudson Valley	48%	73%	64%	48%	14%	14%	51%	44%
Long Island	40%	42%	-6%	3%	8%	8%	36%	36%
Maine	-5%	16%	-4%	-3%	10%	11%	46%	45%
New Jersey	38%	24%	-28%	-9%	9%	8%	39%	39%
Philadelphia	-9%	6%	-35%	-2%	10%	11%	44%	46%
Washington	-1%	2%	-16%	-4%	9%	10%	40%	41%

Total Core	-1%	10%	-24%	-7%	9%	10%	42%	42%

Bad Debt as % of Rent and Utility Recovery - Core

	4Q '08	4Q '07	Year '08	Year '07
	1.35%	1.01%	1.25%	0.84%

Net Operating Income Detail - Core Properties
($ in thousands, except per unit data)

			Qtr	%			YTD	%
	4Q '08	4Q '07	Variance	Variance	YTD '08	YTD '07	Variance	Variance

Rent	$111,093	$108,499	$2,594	2.4%	$441,266	$430,377	$10,889	2.5%
Utility recovery	5,619	4,540	1,079	23.8%	20,197	17,360	2,837	16.3%
Rent including recoveries	116,712	113,039	3,673	3.2%	461,463	447,737	13,726	3.1%
Other income	5,386	4,486	900	20.1%	20,477	18,332	2,145	11.7%

Total income	122,098	117,525	4,573	3.9%	481,940	466,069	15,871	3.4%
Operating & maintenance	(52,518)	(49,568)	(2,950)	-6.0%	(200,685)	(193,779)	(6,906)	-3.6%

Net Core NOI	$69,580	$67,957	$1,623	2.4%	$281,255	$272,290	$8,965	3.3%

Physical Occupancy %	94.9%	94.6%	0.3%		95.0%	94.8%	0.2%

Weighted Avg Rent	$1,145	$1,117	$27	2.5%	$1,135	$1,105	$30	2.7%

Seasonality Factor for NAV Calculation

To annualize net operating income in order to calculate a net asset value, the seasonality factor to apply to the current quarter's effective NOI run rate is 24.6%.  This will adjust for the typical seasonal variability in NOI for each quarter.

Operating Expense Detail - Core Properties
 ($ in thousands)

			Qtr	%			YTD	%
	4Q '08	4Q '07	Variance	Variance	YTD '08	YTD '07	Variance	Variance

Electricity	$2,032	$1,960	$(72)	-3.7%	$8,427	$7,988	$(439)	-5.5%

Gas	6,077	5,825	(252)	-4.3%	19,115	20,059	944	4.7%

Water & sewer	3,408	3,312	(96)	-2.9%	13,372	12,956	(416)	-3.2%

Repairs & maintenance	7,793	7,348	(445)	-6.1%	29,367	27,304	(2,063)	-7.6%

Personnel expense	11,013	10,513	(500)	-4.8%	43,935	43,059	(876)	-2.0%

Advertising	1,057	1,193	136	11.4%	4,319	4,545	226	5.0%

Legal & professional	542	368	(174)	-47.3%	1,763	1,378	(385)	-27.9%

Office & telephone	1,341	1,336	(5)	-0.4%	5,435	5,518	83	1.5%

Property insurance	3,661	2,470	(1,191)	-48.2%	12,007	10,143	(1,864)	-18.4%

Real estate taxes	11,105	10,520	(585)	-5.6%	44,482	42,283	(2,199)	-5.2%

Snow	186	377	191	50.7%	724	1,101	377	34.2%

Trash	838	771	(67)	-8.7%	3,380	2,907	(473)	-16.3%

Property management G & A	3,465	3,575	110	3.1%	14,359	14,538	179	1.2%

Total Core	$52,518	$49,568	$(2,950)	-6.0%	$200,685	$193,779	$(6,906)	-3.6%

Discontinued Operations
($ in thousands)

The operating results of discontinued operations are summarized as follows for the quarter and twelve months ended December 31, 2008 and 2007:

	4Q '08	4Q '07	Year '08	Year '07
Revenues:
Rental income	$1,664	$4,848	$8,344	$24,547
Property other income	165	361	865	1,774
Total revenues	1,829	5,209	9,209	26,321
Expenses:
Operating and maintenance	987	2,552	4,672	11,927
Interest expense	116	1,416	2,028	3,129
Depreciation and amortization	244	1,016	1,700	5,548
Total expenses	1,347	4,984	8,400	20,604
Income from discontinued operations
before minority interest	482	225	809	5,717
Minority interest in operating partnership	(137)	(65)	(233)	(1,637)
Income from discontinued operations	$345	$160	$576	$4,080

Summary Of Recent Acquisitions
 ($ in millions, except per unit data)

							Wgtd. Avg.
			Purchase	# of	CAP	Purchase	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2008 Acquisitions
Saddle Brooke	Baltimore	MD	10/29/2008	468	6.7%	$51.5	$109,955
Westchester West	NoVA/DC	MD	12/30/2008	345	6.9%	49.0	141,939
			Total 2008	813	6.8%	$100.4	$123,528

							Wgtd.Avg.
			Purchase	# of	CAP	Purchase	PricePer
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2007 Acquisitions
The Townhomes of Beverly	Boston	MA	2/15/2007	204	5.8%	$36.4	$178,598
Jacob Ford Village	New Jersey	NJ	2/15/2007	270	5.5%	26.7	98,811
Fox Hall Apartments	Baltimore	MD	3/28/2007	720	5.7%	62.2	86,436
Westwoods	Boston	MA	4/30/2007	35	6.6%	4.0	114,143
Dunfield Townhouses (2)	Baltimore	MD	11/1/2007	312	6.5%	32.2	103,061

			Total 2007	1,541	5.9%	$161.5	$104,800

Total 2008 and 2007 Acquisitions				2,354	6.2%	$261.9	$111,268

(1)	CAP rate based on projected NOI at the time of acquisition after an allowance for a 3% management fee but before capital expenditures.
(2)	Purchase Price is $2.4 million less than reported in acquisition press release due to GAAP fair market value adjustment for OP Units issued at a price above current market value.

Summary Of Recent Sales
($ in millions, except per unit data)

							Wtd. Avg.
			Sale	# of	CAP	Sales	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2008 Sales
Carriage Hill Apartments	Hudson Valley	NY	1/31/2008	140	6.7%	$15.1	$107,750
Long Island: 5 Properties (2)	Long Island	NY	2/1/2008	363	6.1%	42.0	115,749
Mill Company Gardens	Portland	ME	2/21/2008	95	6.3%	7.4	77,747
Village Square	Philadelphia	PA	10/15/2008	128	6.5%	13.1	102,289
Valley View	Philadelphia	PA	12/22/2008	177	8.8%	10.5	59,073
Westchester Portfolio: 6 Properties (3)	Hudson Valley	NY	12/30/2008	324	7.3%	36.4	112,404
			Total 2008	1,227	6.8%	$124.5	$101,431

							Wtd.Avg.
			Sale	# of	CAP	Sales	PricePer
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2007 Sales
Brittany Place	NoVA/DC	MD	7/12/2007	591	5.7%	$74.1	$125,381
Executive House	Philadelphia	PA	8/20/2007	100	6.4%	9.6	96,000
Shakespeare Park	Baltimore	MD	9/18/2007	84	7.3%	6.9	82,143
Cornwall Park	Hudson Valley	NY	12/12/2007	75	7.2%	11.0	146,667
Fenland Field	Baltimore	MD	12/28/2007	234	5.7%	27.9	119,231
			Total 2007	1,084	5.9%	$129.5	$119,465
	Total 2008 and 2007 Sales			2,311	6.4%	$254.0	$109,890

(1)	CAP rate based on projected NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures.
(2)	Consists of East Winds Apartments, Coventry Village, Maple Tree, Terry Apartments and Rider Terrace.
(3)	Consists of Bari Manor, Hudson View Estates, Sherwood Townhomes, Sparta Green, Sherwood House and Patricia Apartments.

							Wtd. Avg.
			Sale	# of	CAP	Sales	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2009 Sales (1st quarter to date)
Regency Club	New Jersey	NJ	1/30/2009	372	7.3%	$39.9	$107,277
Lakeshore Villas	Hudson Valley	NY	1/30/2009	152	8.4%	11.5	75,631
Sunset Gardens	Hudson Valley	NY	1/30/2009	217	8.0%	16.4	75,631
	Total Q1 2009 to date			741	7.6%	$67.8	$91,518

Breakdown Of Owned Units By Market

		Net			Net
		Acquired/			Acquired/
		Developed	As of	12/31/2007	Developed	As of	Current
Market	State	in 2007	12/31/2007	% of Units	in 2008	12/31/2008	% of Units
Suburban Washington	DC	-591	8,988	23.97%	345	9,333	25.14%
Suburban New York City	NY/NJ	195	8,535	22.76%	-827	7,708	20.76%
Baltimore	MD	714	7,346	19.59%	468	7,814	21.04%
Philadelphia	PA	-15	6,452	17.21%	-257	6,195	16.68%
Boston	MA	239	2,382	6.35%	0	2,382	6.42%
Chicago	IL	0	2,242	5.98%	0	2,242	6.04%
Florida	FL	0	836	2.23%	0	836	2.25%
Portland	ME	0	715	1.91%	-95	620	1.67%
Total		542	37,496	100.0%	-366	37,130	100.0%

Debt Summary Schedule

			INTEREST	12/31/08	MATURITY	YEARS TO
PROPERTY		LENDER	RATE	BALANCE	DATE	MATURITY

FIXED RATE SECURED

Heritage Square		Centerline - Fannie Mae	5.150	6,067,649	07/01/09	0.50
Blackhawk		M&T Realty - Freddie Mac	5.060	12,747,960	12/01/09	0.92
Braddock Lee		Prudential-Fannie Mae	4.575	20,452,684	01/01/10	1.00
Elmwood Terrace		Centerline - Fannie Mae	5.300	20,260,042	01/01/10	1.00
Glen Manor		Prudential-Fannie Mae	5.065	5,570,490	01/01/10	1.00
Hill Brook Apts		M&T Realty - Freddie Mac	5.210	10,759,269	01/01/10	1.00
Lakeview		Prudential-Fannie Mae	4.575	8,321,998	01/01/10	1.00
Pleasure Bay		Prudential-Fannie Mae	4.575	14,467,602	01/01/10	1.00
Ridley Brook		Prudential-Fannie Mae	4.865	9,274,716	01/01/10	1.00
Windsor Realty		Prudential-Fannie Mae	4.575	4,479,712	01/01/10	1.00
Multi-Property		M&T Realty - Freddie Mac	7.575	45,400,000	05/01/10	1.33
East Meadow Apartments - 2nd		M&T Realty - Freddie Mac	5.550	6,015,278	05/01/10	1.33
Selford Townhomes - 2nd		M&T Realty - Freddie Mac	5.550	4,598,922	05/01/10	1.33
Seminary Hill - 2nd		M&T Realty - Freddie Mac	5.550	10,381,961	05/01/10	1.33
South Bay/Woodmont - 2nd		M&T Realty - Freddie Mac	5.550	5,706,291	05/01/10	1.33
Tamarron Apartments - 2nd		M&T Realty - Freddie Mac	5.550	7,688,791	05/01/10	1.33
The Manor (VA) - 2nd		M&T Realty - Freddie Mac	5.550	6,727,941	05/01/10	1.33
Cider Mill - 1st	(1)	Deutsche Bank - Freddie	4.720	39,971,045	10/01/10	1.75
Cider Mill - 2nd		Deutsche Bank - Freddie	5.180	17,505,080	10/01/10	1.75
Cider Mill - 3rd		Deutsche Bank - Freddie	4.810	8,869,940	10/01/10	1.75
Home Properties of Devon		Prudential-Fannie Mae	7.500	28,892,000	10/01/10	1.75
The Heights at Marlborough - 1st	(1)	Deutsche Bank - Freddie	5.420	22,001,743	10/01/10	1.75
The Heights at Marlborough - 2nd		Deutsche Bank - Freddie	4.890	5,289,189	10/01/10	1.75
Trexler Park		Prudential-Fannie Mae	7.500	10,140,000	10/01/10	1.75
William Henry		NorthMarq - Freddie	5.310	21,697,740	12/01/10	1.92
Multi-Property		Prudential-Fannie Mae	7.250	32,978,000	01/01/11	2.00
Multi-Property		Prudential-Fannie Mae	6.360	8,141,000	01/01/11	2.00
Multi-Property		Prudential-Fannie Mae	6.160	58,881,000	01/01/11	2.00
Orleans Village - 1st		Prudential-Fannie Mae	6.815	43,745,000	01/01/11	2.00
Orleans Village - 2nd		Prudential-Fannie Mae	5.360	22,248,000	01/01/11	2.00
Sherry Lake		Capmark - Freddie Mac	5.180	18,706,418	01/01/11	2.00
Bayview Apartments		M&T Realty - Freddie Mac	4.950	11,094,008	03/01/11	2.16
New Orleans/Arbor Crossing		Prudential-Fannie Mae	4.860	18,503,670	03/01/11	2.16
Racquet Club East - 1st		Prudential-Fannie Mae	6.875	20,574,527	04/01/11	2.25
Racquet Club East - 2nd		Prudential-Fannie Mae	5.490	10,073,475	04/01/11	2.25
Timbercroft Townhomes 1 - 1st		Capmark - HUD	8.500	283,757	05/01/11	2.33
The Meadows at Marlborough	(1)	Prudential - Fannie Mae	5.500	20,451,634	08/01/11	2.58
Lake Grove - 1st		Prudential-Fannie Mae	6.540	25,039,345	12/01/11	2.92
Lake Grove - 2nd		Prudential-Fannie Mae	5.510	10,802,655	12/01/11	2.92
Mount Vernon Square	(1)	KeyBank RE Cap-Fannie	5.490	87,100,989	01/01/12	3.00
Multi-Property Notes Pay		Seller Financing	4.000	332,665	02/01/12	3.09
Timbercroft III - 1st		Capmark - HUD	8.000	457,641	02/01/12	3.09
Castle Club Apartments		NorthMarq - Freddie	7.080	6,429,099	05/01/12	3.33
Gateway Village		Prudential-Fannie Mae	6.885	6,638,803	05/01/12	3.33
The Colonies		Prudential-Fannie Mae	7.110	19,314,139	06/01/12	3.42
Lakeshore Villas		M&T Realty - Freddie Mac	6.850	4,763,184	07/01/12	3.50
Sunset Gardens - 1st		M&T Realty - Freddie Mac	6.830	5,602,130	07/01/12	3.50
Sunset Gardens - 2nd		M&T Realty - Freddie Mac	5.520	2,686,213	07/01/12	3.50
Woodholme Manor		Prudential-Fannie Mae	7.165	3,578,783	07/01/12	3.50
Regency Club - 1st	(1)	Centerline - Fannie Mae	4.840	17,471,163	10/01/12	3.75
Regency Club - 2nd		Centerline - Fannie Mae	4.950	7,474,368	10/01/12	3.75
Liberty Place	(1)	CW Capital- Fannie	5.710	6,193,469	11/01/12	3.84
Hackensack Gardens - 1st		Wash Mutual-Fannie Mae	5.260	4,566,251	03/01/13	4.17
Hackensack Gardens - 2nd		Wash Mutual-Fannie Mae	5.440	4,419,137	03/01/13	4.17
Barrington Gardens		Wachovia - Freddie	4.960	11,357,308	04/01/13	4.25
Topfield Apartments		M&T Realty-Fannie Mae	5.300	6,131,944	04/01/13	4.25
Canterbury Apartments - 1st		M&T Realty-Fannie Mae	5.020	27,955,512	05/01/13	4.33
Canterbury Apartments - 2nd		M&T Realty-Fannie Mae	6.460	17,033,065	05/01/13	4.33
Multi-Property		Prudential - Fannie Mae	6.475	100,000,000	08/31/13	4.67
Heritage Woods Apts	(1)	MMA Realty - Fannie	5.290	4,949,335	09/01/13	4.67
Saddle Brook Apts. - 1st	(1)	Wells Fargo - Fannie Mae	5.840	27,460,687	11/01/13	4.84
Saddle Brook Apts. - 2nd	(1)	Wells Fargo - Fannie Mae	6.290	3,272,824	11/01/13	4.84
Falkland Chase		Centerline - Fannie Mae	5.480	12,931,811	04/01/14	5.25
The Apts. At Wellington Trace		M&T Realty - Freddie Mac	5.520	24,810,213	04/01/14	5.25
Hawthorne Court		Centerline - Fannie Mae	5.270	35,933,701	07/01/14	5.50
Curren Terrace - 1st		M&T Realty - Freddie Mac	5.360	14,024,374	10/01/14	5.75
Curren Terrace - 2nd		M&T Realty - Freddie Mac	5.090	10,113,903	10/01/14	5.75
Westchester West - 1st	(1)	Deutsche Bank - Freddie	6.150	27,169,400	03/01/15	6.17
Westchester West - 2nd	(1)	Deutsche Bank - Freddie	6.640	7,567,764	03/01/15	6.17
Stratford Greens		North Fork Bank	5.750	32,110,155	07/01/15	6.50
Sayville Commons		M&T Realty - Freddie Mac	5.000	41,324,895	08/01/15	6.59
Cypress Place Apartments		Prudential-Fannie Mae	6.555	10,440,654	11/01/15	6.84
Golf Club Apartments		Prudential-Fannie Mae	6.380	33,693,794	11/01/15	6.84
Northwood Apartments		M&T Realty - Freddie Mac	5.500	10,675,000	12/01/15	6.92
Cinnamon Run - 1st		M&T Realty - Freddie Mac	5.250	51,625,483	01/01/16	7.01
Cinnamon Run - 2nd		M&T Realty - Freddie Mac	5.550	5,343,416	01/01/16	7.01
Peppertree Farm - 1st		M&T Realty - Freddie Mac	5.250	79,461,786	01/01/16	7.01
Peppertree Farm - 2nd		M&T Realty - Freddie Mac	5.550	1,943,056	01/01/16	7.01
The Hamptons/Vinings at Hamptons		Prudential-Fannie Mae	5.565	52,628,828	02/01/16	7.09
Devonshire - 1st		Wachovia - Fannie Mae	5.600	38,490,824	04/01/16	7.25
Devonshire - 2nd		Wachovia - Fannie Mae	6.235	8,533,000	04/01/16	7.25
Mid-Island		Prudential-Fannie Mae	5.480	19,913,000	04/01/16	7.25
Owings Run 1 & 2		Prudential-Fannie Mae	5.590	43,081,000	04/01/16	7.25
Country Village		Centerline - Fannie Mae	5.520	19,316,566	06/01/16	7.42
Fox Hall Apartments		Columbia Nat'l - Freddie	5.610	47,000,000	06/01/17	8.42
Mill Towne Village		Prudential-Fannie Mae	5.990	24,239,000	09/01/17	8.67
Royal Gardens Apts.		M&T Realty - Freddie Mac	5.830	47,000,000	11/01/17	8.84
Village Square 1, 2 & 3		Prudential-Fannie Mae	5.810	39,285,000	12/01/17	8.92
Chatham Hill		M&T Realty - Freddie Mac	5.590	45,000,000	01/01/18	9.01
Seminary Towers Apartments		Prudential-Fannie Mae	5.485	53,515,000	07/01/18	9.50
Bonnie Ridge - 1st		Prudential Life	6.600	13,177,080	12/15/18	9.96
Bonnie Ridge - 2nd		Prudential Life	6.160	18,460,672	12/15/18	9.96
Bonnie Ridge - 3rd		Prudential Life	6.070	25,575,510	12/15/18	9.96
Westwood Village		M&T Realty - Freddie Mac	5.680	47,995,000	01/01/19	10.01
Ridgeview at Wakefield Valley		M&T Realty - Freddie Mac	5.750	18,780,000	01/01/19	10.01
The Sycamores		M&T Realty - Freddie Mac	5.710	21,900,000	01/01/19	10.01
Timbercroft III - 2nd		M & T Realty - HUD	8.375	2,524,864	06/01/19	10.42
Timbercroft Townhomes 1 - 2nd		M & T Realty - HUD	8.375	1,714,191	06/01/19	10.42
Dunfield Townhomes		Centerline - HUD	5.250	12,703,234	09/01/28	19.68
Highland House	(1)	Arbor Comml - Fannie	6.320	6,252,206	01/01/29	20.02
Westwoods	(1)	Capstone Realty - HUD	5.940	3,653,407	06/01/34	25.43
Briggs-Wedgewood	(2)	Berkshire Mtg - HUD	6.000	16,269,486	11/01/34	25.85

WTD AVG - FIXED SECURED			5.772	2,056,176,514		5.46

VARIABLE RATE SECURED
Falkland Chase BMA Index + 1.10		MontCtyHOC-Fannie Mae	1.738	24,695,000	10/01/30	21.76
Adjusts Weekly
Virginia Village - Freddie 30d Ref + 1.99		Wachovia - Freddie Mac	2.240	31,459,984	07/01/15	6.50
Adjusts Monthly

WTD AVG - VARIABLE SECURED			2.019	56,154,984		13.21

WTD AVG - TOTAL SECURED DEBT			5.672	2,112,331,498		5.66

FIXED RATE UNSECURED
Exchangeable Senior Notes			4.125	140,000,000	11/01/26	17.85

VARIABLE RATE UNSECURED - LINE OF CREDIT
Unsecured Line of Credit		M and T Bank et. al.	1.186	71,000,000	09/01/09	0.67
Adjusts Daily 30 LIBOR + 75

TOTAL COMBINED DEBT			5.442	$2,323,331,498		6.24

% OF PORTFOLIO - FIXED				94.5%

WTG AVG - TOTAL SECURED DEBT			5.672			5.66
WTD AVG - TOTAL PORTFOLIO			5.442			6.24

(1)	General ledger balance and rate have been adjusted pursuant to FAS #141 to reflect fair market value of debt.
(2)	Affordable general partner minority interest property consolidated pursuant to FIN 46R.

UNENCUMBERED PROPERTIES				FIXED RATE - MATURING DEBT SCHEDULE
					MATURING	WTD AVG	% OF
				YEAR	DEBT	RATE	TOTAL
Beechwood Gardens	160	Stone Ends Apts	280	2008	-
Cambridge Village	82	The Brooke at Peachtree	146	2009	18,815,609	5.09	0.92%
Courtyards Village	224	The Colony	783	2010	334,472,434	5.69	16.27%
East Hill Gardens	33	The Coves at Chesapeake	469	2011	301,522,490	6.13	14.66%
Gardencrest	696	The Landings	384	2012	168,042,647	5.83	8.17%
Glen Brook	177	The Townhomes of Beverly	204	2013	207,146,063	6.00	10.07%
Holiday Square	144	The Village at Marshfield	276	2014	97,814,002	5.36	4.76%
Jacob Ford Village	270	Trexler Park West	216	2015	162,981,661	5.83	7.93%
Liberty Commons	120	Wayne Village Apartments	275	2016	320,336,959	5.45	15.58%
Morningside Heights	1050	Woodleaf Apartments	228	2017	157,524,000	5.78	7.66%
Racquet Club South	103	Yorkshire Village	40	2018 - 2042	287,520,649	5.80	13.98%
Southern Meadows	452			TOTAL	$2,056,176,514	5.77	100.00%
Total Unencumbered Properties:	23	Total Units:	6,812

Recurring Capital Expenditure Summary

Effective January 1, 2007, the Company updated its estimate of the amount of recurring, non-revenue enhancing capital expenditures incurred on an annual basis for a standard garden style apartment.  For 2007, the Company estimated that the proper amount was $760 per apartment unit.  For 2008, the Company has grown this amount using a 3% inflationary factor and is using $780.

The Company has a policy to capitalize costs related to the acquisition, development, rehabilitation, construction and improvement of properties.  Capital improvements are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred.  Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn.  Recurring capital improvements typically include: appliances, carpeting and flooring, HVAC equipment, kitchen/bath cabinets, new roofs, site improvements and various exterior building improvements.  Non-recurring upgrades include, among other items:  community centers, new windows, and kitchen/bath apartment upgrades.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table below is a list of the items that management considers recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that Management estimates the Company incurs on an annual basis.

				Maintenance
			Capitalized	Expense	Total
	Capitalized		Expenditure	Cost Per	Cost Per
	Cost Per	Useful	Per Unit	Unit	Unit
Category	Unit	Life(1)	Per Year(2)	Per Year(3)	Per Year
Appliances	$1,368	10	$137	$5	$142
Blinds/shades	135	3	45	6	51
Carpets/cleaning	840	4	210	97	307
Computers, equipment, misc.(4)	120	5	24	29	53
Contract repairs	-	-	-	102	102
Exterior painting (5)	84	3	28	1	29
Flooring	250	7	36	-	36
Furnace/air (HVAC)	765	24	32	43	75
Hot water heater	260	7	37	-	37
Interior painting	-		-	138	138
Kitchen/bath cabinets upgrades	1,100	25	44	-	44
Landscaping site	-	-	-	106	106
New roof roof	800	24	33	-	33
Parking lot site	540	15	36	-	36
Pool/exercise facility	105	16	7	23	30
Windows major	1,505	28	54	-	54
Miscellaneous (6)	555	15	37	40	77
Total	$8,427		$760	$590	$1,350
For 2008, after applying the 3% inflationary factor:			$780

(1)	Estimated weighted average actual physical useful life of the expenditure capitalized.
(2)	This amount is not necessarily incurred each and every year. Some years will be higher, or lower depending on the timing of certain longer life expenditures.
(3)
These expenses are included in the Operating and Maintenance line item of the Consolidated Statement of Operations.  Maintenance labor costs are not included in the $590 per unit estimate.  All personnel costs for site supervision, leasing agents, and maintenance staff are combined and disclosed in the Company's same- store expense detail schedule.

(4)	Includes computers, office equipment/ furniture, and maintenance vehicles.
(5)
The level of exterior painting may be lower than other similar titled presentations as the Company's portfolio has a significant amount of brick exteriors.  In addition, the other exposed surfaces are most often covered in aluminum or vinyl.

(6)	Includes items such as: balconies, siding, and concrete/sidewalks.

In reviewing the breakdown of costs above, one must consider the Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties and rehab and reposition them to enhance internal rates of return.  This strategy results in higher costs of capital expenditures and maintenance costs which is more than justified by higher revenue growth, higher net operating income growth and a higher rate of property appreciation.

Capital Expenditure Summary

The Company estimates that during the three and twelve months ended December 31, 2008 approximately $195 and $780 per unit, respectively was spent on recurring capital expenditures.  The table below summarizes the breakdown of capital improvements by major categories between recurring and non-recurring, revenue generating capital improvements as follows:

For the three months ended December 31, 2008
($ in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(a)	Cap Ex	Per Unit(a)	Improvements	Per Unit(a)
New buildings	$-	$-	$1,201	$33	$1,201	$33
Major building improvements	1,084	30	5,645	155	6,729	185
Roof replacements	301	8	1,044	29	1,345	37
Site improvements	392	11	4,166	114	4,558	125
Apartment upgrades	811	22	10,126	278	10,937	300
Appliances	1,248	34	311	9	1,559	43
Carpeting/flooring	2,241	62	1,929	53	4,170	115
HVAC/mechanicals	629	17	2,352	65	2,981	82
Miscellaneous	401	11	430	12	831	23
Totals	$7,107	$195	$27,204	$748	$34,311	$943

(a)
Calculated using the weighted average number of units owned, including 34,560 core units, 2007 acquisition units of 1,541, and 2008 acquisition units of 340 for the three months ended December 31, 2008 and 34,560 core units, and 2007 acquisition units of 1,440 for the three months ended December 31, 2007.

For the twelve months ended December 31, 2008
(in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(a)	Cap Ex	Per Unit(a)	Improvements	Per Unit(a)
New Buildings	$-	$-	$2,968	$82	$2,968	$82
Major building improvements	4,306	119	13,889	384	18,195	503
Roof replacements	1,194	33	3,417	94	4,611	127
Site improvements	1,556	43	9,173	253	10,729	296
Apartment upgrades	3,221	89	31,544	872	34,765	961
Appliances	4,957	137	848	23	5,805	160
Carpeting/Flooring	8,902	246	4,202	116	13,104	362
HVAC/Mechanicals	2,497	69	8,753	242	11,250	311
Miscellaneous	1,592	44	1,312	36	2,904	80
Totals	$28,225	$780	$76,106	$2,102	$104,331	$2,882

(a)
Calculated using the weighted average number of units owned, including 34,560 core units, 2007 acquisition units of 1,541, and 2008 acquisition units of 85 for the twelve months ended December 31, 2008 and 34,560 core units and 2007 acquisition units of 1,054 for the twelve months ended December 31, 2007.

Capital Expenditure Summary

The schedule below summarizes the breakdown of total capital improvements between core and non-core as follows:

For the three months ended December 31, 2008
($ in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit	Cap Ex	Per Unit	Improvements	Per Unit
Core Communities	$6,740	$195	$24,005	$695	$30,745	$890
2008 Acquisition Communities	66	195	31	90	97	285
2007 Acquisition Communities	301	195	3,168	2,056	3,469	2,251
Sub-total	7,107	195	27,204	748	34,311	943
2008 Disposed Communities	98	195	70	140	168	335
2007 Disposed Communities	-	-	-	-	-	-
Corporate office expenditures (1)	-	-	-	-	730	-
	$7,205	$195	$27,274	$738	$35,209	$933

For the twelve months ended December 31, 2008
(in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit	Cap Ex	Per Unit	Improvements	Per Unit
Core Communities	$26,957	$780	$67,046	$1,940	$94,003	$2,720
2008 Acquisition Communities	66	780	31	361	97	1,141
2007 Acquisition Communities	1,202	780	9,029	5,859	10,231	6,639
Sub-total	28,225	780	76,106	2,102	104,331	2,882
2008 Disposed Communities	510	780	640	979	1,150	1,759
2007 Disposed Communities	-	-	-	-	-	-
Corporate office expenditures (1)	-	-	-	-	3,656	-
	$28,735	$780	$76,746	$2,083	$109,137	$2,863

(1)
No distinction is made between recurring and non-recurring expenditures for corporate office.  Corporate office expenditures includes principally computer hardware, software and office furniture, fixtures and leasehold improvements.

Adjusted Net Operating Income - Core Properties
($ in thousands)

	Quarter	Quarter
	12/31/2008	12/31/2007	Change

Net Operating Income	$69,580	$67,957	2.4%

Less: Non-recurring Cap-ex @ 6%	(1,440)	-	-

Adjusted Net Operating Income	$68,140	$67,957	0.3%

Some of our Core Property NOI reflects incremental investments in the communities above and beyond normal capital replacements.  After charging ourselves a 6% cost of debt capital on these additional expenditures, what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

Development Communities as of December 31, 2008
($ in thousands)

		# of		Estimated					%
	Property	Units at	Estimated	Costs	Costs	Construction	Initial	Construction	Physical
	Type	Completion	Costs	Per Unit	Incurred	Start	Occupancy	Completion	Occupancy

Under construction:
1200 East West Highway	High Rise	247	$74,000	$299.6	$33,968	2Q07	1Q10	1Q10	n/a
Silver Spring, MD

The Courts at Huntington Station	Podium	421	123,000	292.2	47,529	1Q08	1Q10	2Q11	n/a
Alexandria, VA

Pre-construction:
Falkland North	High Rise	1,059	317,700	300.0	1,701	2010	2012	2014	n/a
Silver Spring, MD

Ripley Street *	High Rise	300	tbd	tbd	17,032	tbd	tbd	tbd	n/a
Silver Spring, MD

Totals		2,027	$514,700	$253.9	$100,231

*	Preliminary estimates. A site plan for construction of up to 314 apartment units has been filed. More detail will be provided in subsequent quarters.

2009 Earnings Guidance

	First	Second	Third	Fourth
Restatement of 2008	Quarter	Quarter	Quarter	Quarter	Year

Restatement of 2008 FFO for FASB Staff Position APB 14-1
FFO per share - 2008 actual reported per NAREIT definition	$0.7920	$0.8993	$0.8555	$1.0177	$3.5652

Increased interest expense from APB 14-1	$(0.0137)	$(0.0142)	$(0.0143)	$(0.0118)	$(0.0541)

Reduced gain on early extinguishment of debt	$0.0000	$0.0000	$0.0000	$(0.3206)	$(0.3187)

FFO per share - 2008 actual per NAREIT definition as restated	$0.7783	$0.8851	$0.8412	$0.6853	$3.1924

Restatement of 2008 "Operating FFO" for FASB Staff Position APB 14-1
Operating FFO per share - 2008 actual reported	$0.7920	$0.8993	$0.8555	$1.1060	$3.6530

Increased interest expense from APB 14-1	$(0.0137)	$(0.0142)	$(0.0143)	$(0.0118)	$(0.0541)

Reduced gain on early extinguishment of debt	$0.0000	$0.0000	$0.0000	$(0.3206)	$(0.3187)

Operating FFO per share - 2008 actual as restated	$0.7783	$0.8851	$0.8412	$0.7736	$3.2802

"Operating FFO" is defined as FFO as computed under the strict interpretation of the NAREIT definition and adding back impairment and other non-recurring charges.  In the fourth quarter of 2008, the Company recorded a non-cash charge of $4 million for impairment on an affordable property in Columbus, Ohio where Home Properties is the general partner owning a 0.01% interest.  This $4 million non-cash charge reduced FFO by $0.088 per share in 2008.  The Company expects 2009 FFO and Operating FFO to be the same.

Both FFO and Operating FFO have been restated to reflect the mandatory adoption of FASB Staff Position APB 14-1, which requires companies to expense on a current and retroactive basis certain implied costs of the option value inherent in convertible debt beginning January 1, 2009.  Adoption of APB 14-1 will result in the recognition of non-cash charges which will have no material impact on the company's debt coverage ratios or debt covenants.

Specifically, additional interest expense of approximately 5.5 cents will be recorded in the 2008 restatement.  In addition, the $13.9 million gain on early extinguishment of debt recorded in the fourth quarter of 2008 will be restated to a $0.6 million loss.  The cash economics of the gain transaction have not changed, only the accounting treatment.

For 2009, there is an additional $1.9 million of interest expense to be recorded from APB 14-1, or approximately 4 cents per share for the year, or one cent per quarter, reflected in the 2009 numbers below.

2009 Earnings Guidance	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year
2009 compared to 2008 based on NAREIT definition
FFO per share - 2009 guidance per NAREIT definition	$.76 - $.82	$.77 - $.83	$.76 - $.82	$.75 - $.81	$3.04 - $3.28

Midpoint of guidance	$0.79	$0.80	$0.79	$0.78	$3.16

FFO per share - 2008 actual per NAREIT definition as restated	$0.778	$0.885	$0.841	$0.685	$3.192

Improvement projected	1.5%	-9.6%	-6.1%	13.9%	-1.0%

2009 compared to 2008 based on "Operating FFO"
FFO per share - 2009 Operating FFO	$.76 - $.82	$.77 - $.83	$.76 - $.82	$.75 - $.81	$3.04 - $3.28

Midpoint of guidance	$0.79	$0.80	$0.79	$0.78	$3.16

Operating FFO per share - 2008 actual as restated	$0.778	$0.885	$0.841	$0.774	$3.280

Improvement projected	1.5%	-9.6%	-6.1%	0.8%	-3.7%

2009 Earnings Guidance

		First	Second	Third	Fourth
		Quarter	Quarter	Quarter	Quarter	Year
Assumptions for mid-point of guidance:
Same store revenue growth	see notes (1) & (2)	2.4%	1.2%	1.6%	1.4%	1.6%

Same store expense growth	see note (3)	3.6%	6.7%	3.6%	0.2%	3.5%

Same store NOI growth		1.5%	-2.4%	0.2%	2.2%	0.3%

Note: If no other variables changed other than the NOI run rate, the NOI needed to produce the FFO range of $3.04 to $3.28 would be from a low of -1.6% to a high of +2.2%, with the midpoint above of +0.3%.

Same store 2009 physical occupancy		94.1%	94.3%	94.4%	94.2%	94.3%

Same store 2008 physical occupancy		94.9%	95.0%	95.0%	94.9%	94.9%

Change in occupancy		-0.8%	-0.7%	-0.6%	-0.7%	-0.6%

Annual growth by region:	2008	2009 Same Store Growth Projection
	% of NOI	Revenue	Expenses	NOI
Washington, DC	27.6%	2.4%	3.6%	1.7%
New Jersey/Long Island/Hudson Valley	24.3%	2.1%	3.4%	1.1%
Baltimore *	18.8%	1.8%	4.2%	0.4%
Boston *	7.4%	1.0%	6.6%	-2.8%
Philadelphia	14.9%	1.0%	2.8%	-0.5%
Maine	1.3%	0.3%	2.4%	-1.2%
Chicago	3.9%	-0.1%	1.3%	-1.5%
Florida	1.8%	-2.5%	-0.1%	-5.0%
Total	100.0%	1.6%	3.5%	0.3%

*	Both Baltimore and Boston are projected to have above average expense growth rates - mostly from increased real estate taxes projected for certain properties in those regions.

(1)	Rental rates are projected to increase 2.3%. Economic occupancy is expected to decrease 0.9% for the year, resulting in 1.4% rental revenue growth.

(2)	Property other income is expected to increase the 1.4% rental revenue growth to 1.6% total revenue growth. Driving this increase is a $1.2 million marginal increase in utility recovery income.

	(In thousands)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year
Utility recovery - 2009	$7,900	$4,500	$3,500	$5,700	$21,600

Utility recovery - 2008	$6,600	$4,593	$3,444	$5,729	$20,366

Increase (decrease)	$1,300	$(93)	$56	$(29)	$1,234

2009 Earnings Guidance

(3)	Expense growth rates assumed for the midpoint of guidance for every expense category are as follows:

		% of Total	% Increase
		Expenses	Over 2008
	Electricity	4.6%	5.8%
(a)	Natural gas heating costs	10.7%	7.5%
	Water and sewer	7.2%	2.9%
(b)	Repairs and maintenance	16.1%	5.8%
(c)	Total personnel costs	23.6%	3.9%
(d)	Real estate taxes	24.4%	7.3%
(e)	Property insurance	5.3%	-14.7%
	Advertising	2.3%	3.8%
(f)	Legal & Professional	0.5%	-45.8%
	Office & telephone	2.7%	2.3%
	Corporate apartment expense	0.4%	-12.2%
(g)	Snow removal	0.4%	7.0%
	Trash	1.8%	5.6%
		100.0%	3.5%

(a)
Heating costs are projected to increase over 7%, but that is helping to increase the recovery projected in (2) above.  The increased expense is mainly in the first quarter of 2009, as we are expecting a "normalized" winter versus the mild weather we experienced in the 2008 first quarter.

(b)
Repairs & maintenance is projected to increase 5.8%.  The increase is due to a tough comparison to the second quarter of 2008.  A year ago in the second quarter, R&M was reduced by over $850 thousand as a result of a FIN #30 adjustment due to a large fire loss.

(c)	The driver of the increase expected in personnel costs is from a large increase in health insurance costs. All other personnel costs other than health are projected to go up 2.6%.

(d)
Real estate taxes also will be a tough comparison due to "noise" in the 2008 results. There were $590 thousand of tax refunds from tax assessment reductions in 2008 that we are not projecting to be repeated in 2009 which accounts for 1.3% of above. In addition, two properties in the Boston region have higher assessments contributing 0.7% growth.  All other taxes are expected to increase 5.3%. Each year we have been successful in challenging assessments and have received refunds. As stated above, we are not projecting any of this activity, although it is possible that we will be successful again in 2009.

(e)
The reduction is mostly a function of when our share of the retention portion (or self insurance) is projected to be recognized for the policy period from November 1, 2008 to October 31, 2009.  A large part of the retention needed to be recognized in the fourth quarter of 2008 due to a large fire, causing a spike in insurance expense.  In comparison, 2009 will produce a positive variance.

(f)
Large payments were made on this line item in 2008 due to the successful tax assessment reductions referenced in note (d) above.  Without these special payments projected, we are expecting a normalized year.

(g)	The winter in 2008 was very mild, and this increase for 2009 assumes a more normalized weather pattern.

(4)	G & A costs are expected to decrease 5.5%. The run rate is projected as follows:

	(In thousands)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year

2009 projected	$6,000	$6,100	$6,300	$5,700	$24,100
2008 Actual	$6,219	$6,620	$5,948	$6,703	$25,490
(Decrease) increase	$(219)	$(520)	$352	$(1,003)	$(1,390)

2009 Earnings Guidance

(5)
Interest and dividend income is expected to have a run rate of approximately $5 thousand per quarter.  The level for 2008 was substantially higher as proceeds from asset sales were held in cash until invested permanently into property, debt repayment and stock buyback. The run rate is projected as follows:

	(In thousands)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year

2009 projected	$5	$5	$5	$5	$20
2008 Actual	$120	$19	$20	$6	$165
(Decrease)	$(115)	$(14)	$(15)	$(1)	$(145)

(6)	Other income is expected to average approximately $100 thousand per quarter. The run rate is projected as follows:

	(In thousands)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year

2009 projected	$150	$100	$100	$50	$400
2008 Actual	$192	$86	$30	$92	$400
Increase (decrease)	$(42)	$14	$70	$(42)	$-

	(In millions)
Sources and Uses other than FFO and Dividends	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year
Sources
Disposition pace (cap rate avg of 7.5% assumed)	$68				$110
(We are not pinpointing where the balance of 2009 sales
will close, most likely during the summer)

Refinance of maturing mortgages	$0	$0	$10	$19	$29

Line of credit, assumed $140 million facility					As required

Unencumbered assets - proceeds from new mortgages					As required

Uses

Stock buyback - nothing is planned	$0	$0	$0	$0	$0

Acquisition pace - no acquisitions are planned	$0	$0	$0	$0	$0

Capital expenditures - normal replacements	$7	$7	$7	$7	$28

Capital expenditures - revenue enhancing	$12	$13	$12	$13	$50

Development - pipeline needs	$18	$18	$18	$17	$71

Mortgages maturing	$0	$0	$6	$13	$19

Mortgage principal amortization	$6	$6	$6	$7	$25